PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

NORTHERN ENGAGE360™ FUND

SUPPLEMENT DATED AUGUST 23, 2022 TO

PROSPECTUS AND SAI DATED JULY 29, 2022, AS SUPPLEMENTED FROM TIME TO TIME

Effective August 22, 2022, ARK Investment Management, LLC (“ARK”) no longer serves as a sub-adviser to the Northern Engage360™ Fund (the “Fund”). Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, will reallocate assets managed by the terminated sub-adviser among the remaining sub-advisers of the Fund on or about August 31, 2022. During this transition period, NTI will manage the portions of the Fund previously managed by the terminated sub-adviser. All references in the Prospectus and SAI to ARK as a sub-adviser are hereby deleted.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT PRO&SAI ENGAGE (8/22)